UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 26, 2011
(Date of earliest event reported)

J.P. Morgan Chase Commercial Mortgage Securities Trust 2011-C5
(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

New York	333-165147-01	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York		10179
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.               Other Events.

On or about September 29, 2011, a series of mortgage pass-through certificates, entitled J.P. Morgan Chase Commercial Mortgage Securities Trust 2011-C5 Commercial Mortgage Pass Through Certificates Series 2011-C5 (the “Certificates”), are expected to be issued pursuant to a pooling and servicing agreement, attached hereto as Exhibit 4.1 and dated as of September 1, 2011 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and as paying agent, and Pentalpha Surveillance LLC, as senior trust advisor.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-SB Certificates and Class X-A Certificates (collectively, the “Public Certificates”) and (ii) the Class X-B Certificates, Class A-S Certificates, Class B Certificates, Class C Certificates, Class D Certificates, Class E Certificates, Class F Certificates, Class G Certificates, the Class NR Certificates and Class R Certificates (collectively, the “Private Certificates” and together with the Class Z Certificates and the Public Certificates, the “Certificates”). Only the Public Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in J.P. Morgan Chase Commercial Mortgage Securities Trust 2011-C5 (the “Issuing Entity”), a common law trust fund to be formed on or about September 29, 2011 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 44 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 209 commercial properties. The Mortgage Loans are expected to be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of September 29, 2011, between the Registrant and JPMCB. Certain of the Mortgage Loans (the “KeyBank Mortgage Loans”) acquired by the Registrant from JPMCB were originated or co-originated by KeyBank National Association. The KeyBank Mortgage Loans will be subserviced by KeyCorp Real Estate Capital Markets, Inc. under the Pooling and Servicing Agreement, pursuant to a subservicing agreement, attached hereto as Exhibit 99.2 and dated as of September 1, 2011 (the “Subservicing Agreement”), between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and KeyCorp Real Estate Capital Markets, Inc., as subservicer.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to derived in part from the proceeds from the sale of Certificates by the Registrant to J.P. Morgan Securities LLC (“JPMS”), Goldman, Sachs & Co. (“Goldman”) and Wells Fargo Securities, LLC (“WFS”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated September 16, 2011, among the Registrant, JPMS, Goldman and WFS (pertaining to the Public Certificates), and a Certificate Purchase Agreement, dated September 23, 2011, among the Registrant and JPMS (pertaining to the Private Certificates, which will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended).

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated September 16, 2011, supplementing the Prospectus dated July 19, 2010, each as filed with the Securities and Exchange Commission.

Item 9.01.               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

Exhibit 1.1
Underwriting Agreement, dated September 16, 2011, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Goldman, Sachs & Co. and Wells Fargo Securities, LLC, as underwriters.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of September 1, 2011, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and as paying agent, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of September 29, 2011, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2
Subservicing Agreement, dated as of September 1, 2011, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and KeyCorp Real Estate Capital Markets, Inc., as subservicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2011	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (Registrant)

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1
Underwriting Agreement, dated September 16, 2011, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Goldman, Sachs & Co. and Wells Fargo Securities, LLC, as underwriters.

(E)
4.1
Pooling and Servicing Agreement, dated as of September 1, 2011, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and as paying agent, and Pentalpha Surveillance LLC, as senior trust advisor.

(E)
99.1	Mortgage Loan Purchase Agreement, dated as of September 29, 2011, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)
99.2
Subservicing Agreement, dated as of September 1, 2011, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and KeyCorp Real Estate Capital Markets, Inc., as subservicer.

(E)